Please file this Prospectus Supplement with your records.

                       STRONG ADVISOR MID CAP GROWTH FUND
                                 Classes A, B, C

                       STRONG ADVISOR MID CAP GROWTH FUND
                                     Class Z

        Supplement to the Prospectuses dated May 1, 2003, as supplemented on December 3, 2003


Reorganization of the Fund and Reopening of the Fund to New Investors Previously, the Board of Directors (Board) approved the reorganization, subject to shareholder approval, of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund. In anticipation of the shareholder vote, the Strong Advisor Mid Cap Growth Fund was closed to new investors. Subsequently, the Board directed that the shareholder meeting, at which shareholders were to consider the reorganization, be adjourned. A new shareholder meeting date has not been set. Consequently, effective immediately, the Strong Advisor Mid Cap Growth Fund is reopened to new investors.

Portfolio Manager
Effective June 30, 2003, Mr. Brandon M. Nelson is the sole Portfolio Manager of the Strong Advisor Mid Cap Growth Fund. His biography can be found below.

          Brandon M. Nelson manages the Advisor Mid Cap Growth Fund. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst designation. He has managed or co-managed the Advisor Mid Cap Growth Fund since March 2003. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been a manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin-Madison in 1994, a master's of science degree in finance from the University of Wisconsin-Madison in 1996, and was selected to participate in the Applied Security Analysis Program.


If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.


           The date of this Prospectus Supplement is January 30, 2004.



RT41573 01-04                                              AMG0104/WH2562 1-04

            Please file this Prospectus Supplement with your records.

                           STRONG LARGE CAP CORE FUND
                                 Investor Class

        Supplement to the Prospectus dated May 1, 2003, as supplemented on December 3, 2003


Reorganization of the Fund and Reopening of the Fund to New Investors Previously, the Board of Directors (Board) approved the reorganization, subject to shareholder approval, of the Strong Large Cap Core Fund into the Strong Growth and Income Fund. In anticipation of the shareholder vote, the Strong Large Cap Core Fund was closed to new investors. Subsequently, the Board directed that the shareholder meeting, at which shareholders were to consider the reorganization, be adjourned. A new shareholder meeting date has not been set. Consequently, effective immediately, the Strong Large Cap Core Fund is reopened to new investors.


If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.


          The date of this Prospectus Supplement is January 30, 2004.



RT41574 01-04                                             LCC0104/WH2078 1-04